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                                                                     EXHIBIT 21

                             BRE PROPERTIES, INC.

                        SUBSIDIARIES OF THE REGISTRANT

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                    Name                                                          State of Jurisdiction
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Corporate Subsidiaries of the Company:
   BRE Builders, Inc.............................................................      Delaware
   BRE/Alliance Services, Inc....................................................      Maryland
   BRE Investments, Inc..........................................................      Maryland
   Home Plan, Inc................................................................      Delaware

Limited Liability Company Subsidiaries of the Company:
   BRE Property Investors, LLC...................................................      Delaware
   BRE Properties of Colorado, LLC...............................................      Delaware
   Cambridge Park, LLC...........................................................      California
   Meridian Apartments, LLC......................................................      Delaware
   Home Plan, LLC................................................................      Delaware

Non-Subsidiary Entities in Which the Company owns an Interest
   Pinnacle at Blue Ravine, LLC..................................................      Delaware
   Pinnacle Sonata, LLC..........................................................      Delaware
   Pinnacle at Queen Creek, LLC..................................................      Delaware
   Pinnacle Galleria, LLC........................................................      Delaware
   ITCR Villa Verde Limited Partnership..........................................      Texas
   Palm Shadows, LLC.............................................................      California
   Riverview, LLC................................................................      California
   Vallejo Highlands Associates L.P..............................................      California
   Vallejo Somerset L.P..........................................................      Texas
   Woodlake Holdings, LLC........................................................      Arizona
   Westbar LP....................................................................      Arizona
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